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                                                                   Exhibit 10.1

                 MASTER AGREEMENT FOR THE ASSIGNMENT OF SERVICE

Master Agreement for the Assignment of Service ("Assignment Agreement") between NOVA Corporation of Alberta ("Company") and Pacific Gas and Electric Company ("Customer").

Whereas Company and Customer are parties to one or more Service Agreements for Service under Company's Gas Transportation Tariff as amended, revised or replaced from time to time (the "Tariff") and

Whereas from time to time Customer will be a party to assignments of Service, as assignee or assignor.

In consideration of the terms and conditions contained in this Assignment Agreement and the Tariff, Company and Customer agree as follows:

1. Terms used in this Assignment Agreement shall have the same meanings as are ascribed to them in the Tariff unless otherwise defined herein. If there is any conflict between this Assignment Agreement and the Tariff, the Tariff shall govern.

2. Each assignment ("Assignment") of Service occurring on or after the effective date of this Assignment Agreement shall be carried out in accordance with and governed by this Assignment Agreement and the Tariff.

3(a). Subject to paragraph 3(b), for each Assignment approved by Company a schedule ("Assignment Schedule") will be prepared by Company in the form attached as Schedule "A" for permanent assignments or Schedule "B" temporary assignments.

3(b). In the case of multiple Assignments at one time, Company shall not be required to prepare an Assignment Schedule for each Assignment but may instead prepare an appendix to the Assignment Schedule ("Appendix 1") detailing the Assignments. The Assignment Schedule shall apply to each Assigned Service listed in the Appendix 1 and the Appendix 1 shall be incorporated into, and form part of, the Assignment Schedule to which it is attached.

4. Fully executed Assignment Schedules shall be incorporated in and form part of this Assignment Agreement.

5. Upon executing an Assignment Schedule, Company consents to the assignment of the Assigned Service and releases Assignor from any obligations and liabilities

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            under the Assignor Service Agreement relating to the Assigned
            Service which arise or accrue after the Effective Time, and in the case of a temporary assignment, before the Reversion Time. The terms "Assigned Service," "Assignor," "Assignor Service Agreement," "Effective Time" and "Reversion Time" used in this paragraph shall have the meaning ascribed to them in the Assignment Schedule in question.

6. Company may from time to time amend this Assignment Agreement by providing written notice to Customer. The effective date of amendment shall be the date of receipt by Customer of the notice. Any such amendment shall only apply to Assignment Schedules executed after the effective date of the amendment.

7. Company and Customer shall perform such further acts, execute such further documents and give such further assurances as may be reasonably required to give effect to this Assignment Agreement.

8. Company may request that Customer as assignee provide Company with a performance bond, irrevocable Letter of Credit or other security acceptable to Company (the "security") as a condition precedent to Company approving any Assignment.

9. Customer shall not assign this Assignment Agreement or any Assignment Schedule without the prior written consent of Company.

10. Assignment Schedules may be executed in counterparts and may be provided to Company by fax. If an Assignment Schedule is provided to Company by fax an original copy shall be provided as soon thereafter as reasonably possible and if there are any differences between the two, the fax copy shall govern.

11. Notices by Customer or Company under this Assignment Agreement shall be provided in accordance with Customer's Service Agreement.

12. This Assignment Agreement shall enure to the benefit of and be binding upon Company and its successors and assigns and Customer and its successors and permitted assigns.





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In witness whereof the parties hereto have executed this Assignment Agreement by their proper signing officers duly authorized in that behalf all as of the first day of September, 1993.



Pacific Gas and Electric          NOVA Corporation of Alberta
Company


Per:  Daniel Thomas               Per:  R. A. Green

Per:_______________               Per:  Klaus Exner





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                                  SCHEDULE "A"
                                                             93-32975-1 (A&S)
                                                         93-35628-0 (PACIFIC)


Assignor:  ALBERTA AND SOUTHERN GAS CO. LTD.

Assignor Service Agreement:  June 14, 1960

Assignor Assignment Agreement:  February 1, 1993

Assignee:  PACIFIC GAS AND ELECTRIC COMPANY

Assignee Service Agreement:  October 1, 1993

Assignee Assignment Agreement:  October 1, 1993

Effective Time:  08:00 MST on November 1, 1993

DESCRIPTION OF ASSIGNED SERVICE:

                                                   MAXIMUM                                               SURCHARGE
 SCHEDULE       RECEIPT/                           RECEIPT        MAXIMUM DAILY                     (per 10(3)M(3)/d OF
    OF          DELIVERY                           DELIVERY     RECEIPT/DELIVERY      SERVICE           RECEIPT POINT
 SERVICE        POINT &            LEGAL           PRESSURE          VOLUME         TERMINATION        CONTRACT DEMAND
    NO.        STATION NO.      DESCRIPTION         (kPa)        (10(3)M(3)/d)         DATE               QUANTITY)


 93-34739-1    Alberta-BC      NW 11-008-05         N/A            17275.0        October 31, 2001          N/A
               Border #2001    WSM


THE ASSIGNED SERVICE IS SUBJECT TO THE ADDITIONAL CONDITIONS ATTACHED AS APPENDIX 1. N/A


ASSIGNOR AND ASSIGNEE AGREE AS FOLLOWS:

1. Subject to the reservations, limitations, and conditions relating to the Assigned Service and the terms and conditions hereof, Assignor assigns to Assignee, and Assignee accepts the assignment from the Assignor of, the Assigned Service as of the Effective Time.

2. Assignee acknowledges that from and after the Effective Time Assignee shall be bound by and be subject to all of the terms and conditions of the Assigned Service as set out in the Schedule of Service and the Assigned Service shall be deemed to be gas transportation service under the Assignee Service Agreement.

3. Assignor and Assignee acknowledge that, from and after the Effective Time, the Schedule of Service for the Assigned Service shall be deemed to have been detached from and no longer form part of the Assignor Service Agreement and shall be deemed to have been attached to and form part of the Assignee Service Agreement.

4. Upon execution by Company, this Assignment Schedule shall be incorporated in and form part of the Assignor Assignment Agreement and the Assignee Assignment Agreement.

5.  This assignment is subject to the following terms and conditions:  n/a


Alberta and Southern Gas             Pacific Gas and              NOVA Corporation of
Co. Ltd.                             Electric Company             Alberta

Per:  A. Nawata                      Per:________________         Per:  R. A. Green

Per:________________                 Per:________________         Per:  Klaus Exner





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